UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) January 18, 2007

PROQUEST COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-3246	36-3580106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 Eisenhower Parkway, PO Box 1346	48106-1346
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code (734) 761-4700

Not Applicable

(Former name or former address, if changed since last report)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 18, 2007, the New York Stock Exchange ( “NYSE”) granted ProQuest Company (the “Company”) an extension for continued listing and trading on the NYSE with the Securities and Exchange Commission (“SEC”) through April 2, 2007. The extension is subject to ongoing review by the NYSE. NYSE also stated that if the Company does not complete its 2005 10-K filing (the “2005 Form 10-K”) with the SEC by April 2, 2007, NYSE will move forward with the initiation of suspension and delisting procedures.

The Company is not currently in compliance with NYSE Rule 203.01, which requires a listed company to distribute its annual report to its shareholders not later than 120 days after the close of each fiscal year, and Rule 302.00, which requires a listed company to hold an annual shareholders meeting during each fiscal year. The Company intends to distribute its annual report to shareholders following the filing of the 2005 Form 10-K.

A copy of the Company’s press release issued on January 19, 2007, announcing this extension from NYSE, is included as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release of the Company issued on January 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROQUEST COMPANY
(Registrant)

DATE: January 19, 2007	BY	/S/ Todd W. Buchardt
Todd W. Buchardt
Senior Vice President and General Counsel